EXHIBIT 99.01
                                                                   -------------

DSL.NET [LOGO]              545 Long Wharf Drive, 5th floor, New Haven, CT 06511
                            Tel: 1-877-DSL-NET1    Fax: 203-624-3612
                            Email: info@dsl.net    Web: www.dsl.net


DSL.NET REPORTS THIRD QUARTER 2004 RESULTS:
ADJUSTED EBITDA IMPROVES 56% AND
FREE CASH FLOW IMPROVES 62% FROM YEAR EARLIER

        - COMPANY ACHIEVES RECORD LEVELS OF EBITDA AND FREE CASH-FLOW -

NEW HAVEN, Conn. - (BUSINESS WIRE), Nov. 10, 2004 - DSL.net, Inc. (AMEX: BIZ), a leading nationwide provider of broadband communications services to businesses, today reported third quarter 2004 financial results.

Revenue for the third quarter of 2004 was $16.8 million, as compared to revenue of $18.2 million for the third quarter of 2003. Revenue for the nine months ended Sept. 30, 2004, was $52.3 million, as compared to revenue of $53.1 million for the comparable period in 2003.

The Company generated gross margin, or revenue less network expense, of $5.4 million for the third quarter of 2004, a 5% improvement over gross margin of $5.2 million for the third quarter of 2003. For the nine months ended Sept. 30, 2004, the Company generated record gross margin of $16.8 million, a 14% improvement over gross margin of $14.7 million for the first nine months of 2003.

Earnings before interest, taxes, depreciation, amortization, other income (expense) and non-cash stock compensation ("Adjusted EBITDA") for the third quarter of 2004 was negative $1.2 million, a 56% improvement compared to negative $2.6 million for the third quarter of 2003. Adjusted EBITDA for the nine months ended Sept. 30, 2004, was negative $5.4 million, a 43% improvement over Adjusted EBITDA of negative $9.4 million for the comparable period in 2003.

"Our third quarter results and actions demonstrate the continued progress that we are making in pursuing sales of higher margin products, such as VoIP (voice over Internet protocol) services, and streamlining our costs. These efforts will help establish a firm foundation for the transformation of this Company into a leading VoIP player," said Kirby G. "Buddy" Pickle, chief executive officer of DSL.net. "We recently secured $5 million in financing to better position us to take advantage of emerging opportunities and we took additional steps to reduce expenses which we believe will further improve our financial results in the fourth quarter."

Free cash flow (defined as Adjusted EBITDA minus capital expenditures) for the third quarter of 2004 was negative $1.2 million, a 62% improvement over free cash flow of negative $3.2 million for the third quarter of 2003. For the first nine months of 2004, free cash flow was negative $5.9 million, a 47% improvement over free cash flow of negative $11.2 million for the comparable 2003 period.

Adjusted EBITDA and free cash flow amounts for the quarter and nine months ended Sept. 30, 2004 were record results for the Company for periods subsequent to its initial public offering.

Net loss for the third quarter of 2004, was negative $5.9 million, representing a 35% improvement over net loss of $9.1 million for the third quarter of 2003. For the nine months ended Sept. 30, 2004, net loss was $18.8 million, a 30% improvement over net loss of $27.1 million for the comparable 2003 period. On a per share basis, the Company reported a net loss applicable to common stockholders of $0.06 per share for the third quarter of 2004, a 71% improvement compared to $0.22 per share for the comparable 2003 period. For the nine months ended Sept. 30, 2004, net loss applicable to common stockholders was $0.19 per share, a 69% improvement compared to $0.62 per share for the comparable 2003 period.

At Sept. 30, 2004, the Company had total assets of $38.5 million, including $4.3 million in cash. In addition, during the fourth quarter the Company secured $5 million in additional financing, as previously disclosed.

"We are pleased with our financial results for the third quarter of 2004, which continue to reflect substantial year over year improvements in Adjusted EBITDA and free cash flow," said Robert J. DeSantis, chief financial officer of DSL.net. "Our recent $5 million financing allows us to opportunistically pursue a variety of strategic alternatives."

DSL.net will host a conference call to discuss results for the third quarter, as well as future plans and expectations, tomorrow, Nov. 11, 2004, at 11 a.m. Eastern Time. Interested parties may listen to the live audio webcast of the call by visiting the investor relations section of DSL.net's Web site, www.dsl.net. The call also may be accessed live via telephone by dialing 800-946-0785 and entering confirmation code 8-9-8-1-5-7. For those unable to access the live conference call, an audio replay will be available until 11 p.m., Eastern Time, through the end of the month, by dialing 888-203-1112 and entering code 8-9-8-1-5-7. Investors may also access the call replay by visiting the investor relations section of the Company's Web site.

(Financial tables follow this press release. These tables include a reconciliation of non-GAAP measures to the most recent comparable GAAP measures.)

ABOUT DSL.NET
DSL.net, Inc. is a leading nationwide provider of broadband communications services to businesses. The Company combines its own facilities, nationwide network infrastructure and Internet Service Provider (ISP) capabilities to provide high-speed Internet access, private network solutions and value-added services directly to small- and medium-sized businesses or larger enterprises looking to connect multiple locations. DSL.net product offerings include T-1, DS-3 and business-class DSL services, virtual private networks (VPNs), frame relay, Web hosting, DNS management, enhanced e-mail, online data backup and recovery services, firewalls and nationwide dial-up services, as well as integrated voice and data offerings in select markets. For more information, visit www.dsl.net, e-mail info@dsl.net, or call 1-877-DSL-NET1 (1-877-375-6381).

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond DSL.net's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things, (i) fluctuations in DSL.net's quarterly operating results, which could adversely affect the price of its common stock; (ii) DSL.net's unproven business model, which may not be successful; (iii) DSL.net's ability to raise sufficient additional capital on acceptable terms, or at all, or to use the funds from its recently closed secured note and warrant financing, to finance operations or growth opportunities, including strategic transactions; (iv) DSL.net's failure to generate sufficient revenue, contain certain discretionary spending, achieve certain other business plan objectives, or obtain additional debt or equity financing could have a material adverse effect on DSL.net's results of operations or financial position, or cause it to restructure its operations to further reduce operating costs; (v) DSL.net's ability to maintain compliance with the American Stock Exchange's continuing listing requirements, which failure could adversely impact the pricing and trading of DSL.net's common stock; (vi) regulatory, legislative and judicial developments, which could adversely affect the way DSL.net operates its business; (vii) risks associated with strategic transactions, including difficulties in identifying and completing transactions, integrating acquired businesses or assets and realizing the revenue, earnings or synergies anticipated from any transactions; (viii) competition; (ix) the marketplace's receptiveness to DSL.net's offering of integrated voice and data services; (x) DSL.net's ability to recruit and retain qualified personnel; and
(xi) DSL.net's dependence on third-party providers to supply it with local DSL and T-1 facilities in areas where it has not deployed its own equipment. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. DSL.net undertakes no obligation, and disclaims any obligation, to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional information regarding these and other risks faced by DSL.net, see the disclosure contained under "Risk Factors" in DSL.net's Annual Report on Form 10-K for the year ended December 31, 2003, which has been filed with the Securities and Exchange Commission.

DSL.net is a trademark of DSL.net, Inc. Other company names may be trademarks of their respective owners.

Contacts:
                  Media:                                      Investors:
                  Joe Tomkowicz                               Bob DeSantis
                  203-782-3885                                203-782-3267
                  jtomkowicz@dsl.net                          investors@dsl.net
                  ------------------                          -----------------

                                  DSL.net, Inc.
                            STATEMENTS OF OPERATIONS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                      THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                       SEPTEMBER 30,
                                                                 ------------------------------      ------------------------------
                                                                     2004              2003              2004              2003
                                                                 ------------      ------------      ------------      ------------
Revenue                                                          $     16,827      $     18,227      $     52,333      $     53,089
                                                                 ------------      ------------      ------------      ------------
Operating expenses:
      Network  (excluding $0, $0, $0 and $11
         of stock compensation, respectively)                          11,404            13,070            35,549            38,412
      Operations (excluding $0, $0, $0 and $10
         of stock compensation, respectively)                           2,380             3,060             8,001             8,935
      General and administrative (excluding $0, $0, $0 and $69
         of stock compensation, respectively)                           3,210             2,618             9,661             8,891
      Sales and marketing (excluding $0, $0, $0 and $348
         of stock compensation, respectively)                             993             2,116             4,515             6,238
      Stock compensation                                                   --                --                --               438
      Depreciation and amortization                                     3,355             3,319             9,957            12,654
                                                                 ------------      ------------      ------------      ------------
          Total operating expenses                                     21,342            24,183            67,683            75,568
                                                                 ------------      ------------      ------------      ------------
Operating loss                                                         (4,515)           (5,956)          (15,350)          (22,479)
Interest expense, net                                                  (1,412)             (728)           (3,570)           (2,139)
Other income (expense), net                                                 8            (2,427)              114            (2,436)
                                                                 ------------      ------------      ------------      ------------
          Net loss                                               $     (5,919)     $     (9,111)     $    (18,806)     $    (27,054)
                                                                 ============      ============      ============      ============

Net loss applicable to common stockholders:
      Net loss                                                   $     (5,919)     $     (9,111)     $    (18,806)     $    (27,054)
      Dividends on Series X and Y preferred stock                         (40)           (1,045)             (950)           (3,145)
      Accretion of Series X and Y preferred stock                      (4,812)           (5,318)           (8,852)          (11,339)
      Fair value of Series Z preferred stock                           (2,630)               --            (2,630)               --
                                                                 ------------      ------------      ------------      ------------
          Net loss applicable to common stockholders             $    (13,401)     $    (15,474)     $    (31,238)     $    (41,538)
                                                                 ============      ============      ============      ============

Net loss per common share - basic and diluted                    $      (0.06)     $      (0.22)     $      (0.19)     $      (0.62)
                                                                 ============      ============      ============      ============

Shares used in computing net loss per share, basic and diluted    212,218,234        70,161,057       164,442,133        66,726,872
                                                                 ============      ============      ============      ============

Other data:
  Reconciliation of net loss to adjusted EBITDA & free cash flow:
      Net loss                                                   $     (5,919)     $     (9,111)     $    (18,806)     $    (27,054)
      Add back:
          Interest and other (income) expense, net                      1,404             3,155             3,456             4,575
          Depreciation and amortization                                 3,355             3,319             9,957            12,654
          Stock compensation                                               --                --                --               438
                                                                 ------------      ------------      ------------      ------------
      Adjusted EBITDA                                                  (1,160)           (2,637)           (5,393)           (9,387)
          Less capital expenditures                                       (62)             (609)             (519)           (1,840)
                                                                 ------------      ------------      ------------      ------------
      Free cash flow                                             $     (1,222)     $     (3,246)     $     (5,912)     $    (11,227)
                                                                 ============      ============      ============      ============

                                  DSL.NET, INC.
                             CONDENSED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)



                                                       SEPTEMBER 30,    DECEMBER 31,
                                                           2004             2003
                                                       ------------     ------------

Cash and cash equivalents                              $      4,320     $     13,779

Accounts receivable, net of allowances                        6,913            8,054

Other current assets (a)                                      2,028            2,210
                                                       ------------     ------------

Total current assets                                         13,261           24,043

Net property and equipment                                   15,583           24,357

Other assets                                                  9,636           10,661
                                                       ------------     ------------

Total assets                                                 38,480           59,061
                                                       ============     ============


Current liabilities                                          12,939           18,318

Long-term obligations - less current portion                  9,012            5,424

Mandatorily redeemable convertible preferred stock               --           17,019

Total liabilities and stockholders' equity                   16,529           18,300
                                                       ------------     ------------

                                                       $     38,480     $     59,061
                                                       ============     ============


(a) Includes restricted cash of approximately $2 and $5 at September 30, 2004, and December 31, 2003, respectively.